UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06302

Cohen & Steers Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2016. The net asset value (NAV) at that date was $65.63 per share.

The total returns for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2016	Year Ended December 31, 2016
Cohen & Steers Realty Shares	–3.68%	5.61%
FTSE NAREIT Equity REIT Index[a]	–4.29%	8.52%
S&P 500 Index[a]	7.82%	11.96%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at NAV. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

Market Review

The real estate securities market reached a major milestone in 2016 when, for the first time since the Global Industry Classification Standard (GICS) was created in 1999, a new sector classification was added to the major stock market indexes. The move elevated real estate to its own sector category, separate from the financials sector. The reclassification acknowledged that while property investment companies share certain similarities with other capital-intensive businesses, their cash-flow-oriented business models and ties to real estate market cycles have produced a distinctive risk-return profile. Investors had other reasons to cheer real estate as well, with the sector producing a favorable total return during the year.

a  The FTSE NAREIT Equity REIT Index contains all tax-qualified REITs except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS REALTY SHARES, INC.

The broad stock market got off to a difficult start early in the year as global growth slowed and interest rates declined to record lows on renewed deflation concerns. Real estate investment trusts (REITs) outperformed during this period as investors favored the stocks' predictable income generation and attractive yields. Global economic fears subsided as the year progressed, however, as data generally improved. The amended growth outlook resulted in a rebound in interest rates and an increase in investors' risk appetite. REITs continued to advance as real estate market fundamentals strengthened, before surrendering some of their gains as expectations of a Federal Reserve interest rate hike grew.

Donald Trump's surprise victory in the November U.S. presidential election further lifted growth and inflation expectations, due to the anticipated impact of changes in fiscal and tax policies. The sharp rise in yields weighed on the returns of many higher yielding equities. During this time, the more cyclical real estate sectors—such as hotels and industrial REITs—produced favorable returns, while those considered to be more defensive—like health care and free standing landlords—generally declined.

Fund Performance

The Fund had a positive total return for the year, but underperformed its benchmark. Our stock selection and the effect of our allocations in office REITs was a large contributor to relative performance, aided by our focus on prime coastal markets. West Coast office landlords enjoyed healthy gains early in the year thanks to the thriving technology sector, while New York City and Washington, D.C. landlords rallied strongly in the wake of the presidential election. New York property owners benefited from an improving outlook for banks, the city's largest tenants, stemming from the steeper yield curve and the potential for less regulation. The Washington, D.C. office market was buoyed by speculation that increased defense spending would strengthen demand for offices in the nation's capital.

Our underweight in self storage—the industry's poorest-performing sector in the year—also contributed to relative performance, although this was partially offset by our stock selection in the sector. Following five years of strong net operating income growth for the self storage sector, investors grew concerned that companies' rental rates were easing amid rising supply, and sold the stocks in favor of other investments.

Our underweight in shopping center owners further contributed to relative performance, although this was partially offset by our stock selection in the sector. The sector, with properties that are generally anchored by non-discretionary grocery stores and bargain-priced retailers, produced a positive total return but lagged the benchmark in the slow-growth environment that prevailed throughout the year.

Our stock selection in health care was a large detractor from relative performance, although this was partially offset by our underweight allocation in the sector, which underperformed the broad real estate market. Companies with the most stable cash flows, such as owners of medical office buildings, generally performed quite well during the year, while those with skilled nursing care tenants underperformed amid concerns that regulatory issues could threaten tenants' profit margins.

COHEN & STEERS REALTY SHARES, INC.

Hotels rallied strongly, particularly in the second half of the year. Investors looked ahead to the end of the new supply cycle, anticipating that industry fundamentals would recover in 2017 along with the economy. However, our security selection in hotels detracted from relative performance as, on a valuation basis, we did not own several companies that produced impressive returns.

Industrial landlords were another top-performing sector during the year, but our underweight due to generally high valuations hurt relative performance. The shares displayed remarkable strength due to rising logistics demand related to burgeoning internet retailing and as supply absorption exceeded the market's expectations, which resulted in healthy pricing power for the property owners.

Sincerely,

THOMAS N. BOHJALIAN	JON CHEIGH
Portfolio Manager	Portfolio Manager

JASON A. YABLON
Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REALTY SHARES, INC.

Performance Review (Unaudited)

Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2016

	1 Year	5 Years	10 Years	Since Inception[b]
Fund	5.61%	11.48%	5.03%	11.95%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annualized expense ratio as disclosed in the prospectus dated May 1, 2016, was 0.96%.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Inception date of July 2, 1991.

COHEN & STEERS REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016—December 31, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period[a] July 1, 2016– December 31, 2016
Actual (–3.68% return)	$1,000.00	$963.20	$4.74
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.31	$4.88

a  Expenses are equal to the Fund's annualized expense ratio of 0.96% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

COHEN & STEERS REALTY SHARES, INC.

December 31, 2016
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$469,985,654	8.9
Prologis	305,045,801	5.8
UDR	290,095,636	5.5
Apartment Investment & Management Co.	199,956,048	3.8
Digital Realty Trust	184,133,148	3.5
AvalonBay Communities	183,074,428	3.5
SL Green Realty Corp.	182,089,464	3.5
Alexandria Real Estate Equities	162,201,014	3.1
Brixmor Property Group	156,805,899	3.0
Ventas	147,968,085	2.8

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2016

		Number of Shares	Value
COMMON STOCK	99.1%
COMMUNICATIONS—TOWERS	1.5%
American Tower Corp.		735,451	$77,722,462
REAL ESTATE	97.6%
DIVERSIFIED	3.5%
Gramercy Property Trust		7,353,591	67,505,965
Vornado Realty Trust		1,097,970	114,595,129
			182,101,094
HEALTH CARE	8.8%
Brookdale Senior Living[a]		2,043,106	25,375,377
HCP		1,460,445	43,404,425
Healthcare Trust of America, Class A		3,641,719	106,010,440
Medical Properties Trust		4,264,656	52,455,269
Physicians Realty Trust		3,520,533	66,749,306
Quality Care Properties[a]		1,452,291	22,510,510
Ventas		2,366,732	147,968,085
			464,473,412
HOTEL	6.8%
Apple Hospitality REIT		442,138	8,833,917
Extended Stay America		1,285,390	20,759,049
Hilton Worldwide Holdings		5,264,796	143,202,451
Host Hotels & Resorts		4,112,793	77,485,020
MGM Resorts International[a]		944,998	27,244,292
Pebblebrook Hotel Trust		970,756	28,879,991
Red Rock Resorts, Class A		2,285,562	53,002,183
			359,406,903
INDUSTRIALS	5.8%
Prologis		5,778,477	305,045,801
NET LEASE	5.3%
Gaming and Leisure Properties		2,578,246	78,945,893
Spirit Realty Capital		12,200,348	132,495,779
STORE Capital Corp.		2,681,961	66,271,256
			277,712,928

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
OFFICE	15.4%
Alexandria Real Estate Equities		1,459,561	$162,201,014
Corporate Office Properties Trust		1,526,660	47,662,325
Douglas Emmett		2,895,993	105,877,504
Empire State Realty Trust, Class A		3,318,124	66,992,924
Highwoods Properties		408,137	20,819,068
Hudson Pacific Properties		2,615,512	90,967,507
Kilroy Realty Corp.		1,801,822	131,929,407
SL Green Realty Corp.		1,693,068	182,089,464
			808,539,213
RESIDENTIAL	23.6%
APARTMENT	21.6%
American Campus Communities		2,154,785	107,243,649
American Homes 4 Rent, Class A		3,658,897	76,763,659
Apartment Investment & Management Co.		4,399,473	199,956,048
AvalonBay Communities		1,033,443	183,074,428
Camden Property Trust		191,483	16,097,976
Education Realty Trust		1,901,441	80,430,954
Essex Property Trust		599,792	139,451,640
Mid-America Apartment Communities		401,761	39,340,437
UDR		7,952,183	290,095,636
			1,132,454,427
MANUFACTURED HOME	2.0%
Sun Communities		1,400,311	107,277,826
TOTAL RESIDENTIAL			1,239,732,253
SELF STORAGE	4.2%
CubeSmart		3,192,144	85,453,695
Extra Space Storage		1,192,921	92,141,218
Public Storage		197,905	44,231,767
			221,826,680
SHOPPING CENTERS	13.9%
COMMUNITY CENTER	5.0%
Brixmor Property Group		6,421,208	156,805,899
DDR Corp.		6,165,859	94,152,667
Retail Properties of America, Class A		684,919	10,499,808
			261,458,374

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
REGIONAL MALL	8.9%
Simon Property Group		2,645,273	$469,985,654
TOTAL SHOPPING CENTERS			731,444,028
SPECIALTY	10.3%
CoreCivic		458,858	11,223,667
Digital Realty Trust		1,873,938	184,133,148
DuPont Fabros Technology		2,413,261	106,014,556
Equinix		397,558	142,091,205
GEO Group/The		746,663	26,827,601
QTS Realty Trust, Class A		1,387,877	68,908,093
			539,198,270
TOTAL REAL ESTATE			5,129,480,582
TOTAL INVESTMENTS (Identified cost—$4,161,287,748)	99.1%		5,207,203,044
OTHER ASSETS IN EXCESS OF LIABILITIES	0.9		49,659,928
NET ASSETS (Equivalent to $65.63 per share based on 80,093,018 shares of common stock outstanding)	100.0%		$5,256,862,972

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments in securities, at value (Identified cost—$4,161,287,748)	$5,207,203,044
Receivable for:
Investment securities sold	100,619,204
Dividends	25,448,770
Fund shares sold	8,938,206
Other assets	58,108
Total Assets	5,342,267,332
LIABILITIES:
Payable for:
Investment securities purchased	39,641,101
Fund shares redeemed	21,366,610
Due to custodian	19,886,365
Investment advisory fees	3,430,124
Administration fees	88,082
Shareholder servicing fees	41,014
Directors' fees	1,108
Other liabilities	949,956
Total Liabilities	85,404,360
NET ASSETS applicable to 80,093,018 shares of $0.001 par value of common stock outstanding	$5,256,862,972
NET ASSET VALUE PER SHARE:
($5,256,862,972 ÷ 80,093,018 shares outstanding)	$65.63
NET ASSETS consist of:
Paid-in capital	$4,174,511,051
Accumulated undistributed net investment income	18,318,345
Accumulated undistributed net realized gain	18,118,280
Net unrealized appreciation	1,045,915,296
$5,256,862,972

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

Investment Income:
Dividend income	$142,719,974
Expenses:
Investment advisory fees	43,916,285
Shareholder servicing fees	5,416,068
Administration fees	1,849,512
Transfer agent fees and expenses	1,726,079
Shareholder reporting expenses	612,458
Directors' fees and expenses	388,091
Custodian fees and expenses	265,365
Registration and filing fees	99,463
Professional fees	93,119
Miscellaneous	127,427
Total Expenses	54,493,867
Net Investment Income (Loss)	88,226,107
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	584,112,987
Net change in unrealized appreciation (depreciation) on investments	(369,417,808)
Net realized and unrealized gain (loss)	214,695,179
Net Increase (Decrease) in Net Assets Resulting from Operations	$302,921,286

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change in Net Assets:
From Operations:
Net investment income (loss)	$88,226,107	$74,676,960
Net realized gain (loss)	584,112,987	732,056,408
Net change in unrealized appreciation (depreciation)	(369,417,808)	(538,430,818)
Net increase (decrease) in net assets resulting from operations	302,921,286	268,302,550
Dividends and Distributions to Shareholders from:
Net investment income	(87,691,729)	(69,830,381)
Net realized gain	(592,301,483)	(672,450,736)
Total dividends and distributions to shareholders	(679,993,212)	(742,281,117)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(109,356,807)	(119,448,685)
Total increase (decrease) in net assets	(486,428,733)	(593,427,252)
Net Assets:
Beginning of year	5,743,291,705	6,336,718,957
End of year[a]	$5,256,862,972	$5,743,291,705

a  Includes accumulated undistributed net investment income of $18,318,345 and $17,455,224, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2016	2015	2014	2013	2012
Net asset value, beginning of year	$70.52	$76.86	$62.82	$64.57	$60.83
Income (loss) from investment operations:
Net investment income (loss)	1.11 [a]	0.92 [a,b]	0.96 [a,b]	0.95 [a]	0.74
Net realized and unrealized gain (loss)	2.85	2.17	17.75	1.01	8.65
Total from investment operations	3.96	3.09	18.71	1.96	9.39
Less dividends and distributions to shareholders from:
Net investment income	(1.11)	(0.87)	(0.93)	(0.96)	(0.73)
Net realized gain	(7.74)	(8.56)	(3.74)	(2.75)	(4.92)
Total dividends and distributions to shareholders	(8.85)	(9.43)	(4.67)	(3.71)	(5.65)
Net increase (decrease) in net asset value	(4.89)	(6.34)	14.04	(1.75)	3.74
Net asset value, end of year	$65.63	$70.52	$76.86	$62.82	$64.57
Total investment return[c]	5.61%	5.00%	30.18%	3.09%	15.72%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,256.9	$5,743.3	$6,336.7	$5,117.4	$4,878.8
Ratio of expenses to average daily net assets	0.96%	0.98%[d]	0.97%	0.97%	0.98%
Ratio of net investment income (loss) to average daily net assets	1.56%	1.24%[d]	1.34%	1.40%	1.19%
Portfolio turnover rate	78%	58%	52%	73%	85%

a  Calculation based on average shares outstanding.

b  13.1% and 13.2% of gross income was attributable to dividends paid by Simon Property Group for the years ended December 31, 2015 and December 31, 2014, respectively.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Includes extraordinary expenses related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets would have been 0.96% and the ratio of net investment income to average daily net assets would have been 1.26%.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of December 31, 2016.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$5,207,203,044	$5,207,203,044	$—	$—
Total Investments[a]	$5,207,203,044	$5,207,203,044	$—	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2016, a significant portion of the dividends have been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal and applicable state

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2016, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of the Fund up to $1.5 billion, 0.75% of such assets between $1.5 billion and $7.5 billion and 0.70% of such assets in excess of $7.5 billion.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the year ended December 31, 2016, the Fund incurred $1,131,101 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $67,967 for the year ended December 31, 2016.

Other: The Fund may have shareholders investing indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institution regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund's net asset value and performance.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2016, totaled $4,378,893,596 and $4,976,305,858, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2016	2015
Ordinary income	$108,506,168	$147,654,165
Long-term capital gain	571,487,044	594,626,952
Total dividends and distributions	$679,993,212	$742,281,117

As of December 31, 2016, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$4,201,926,517
Gross unrealized appreciation	$1,071,499,398
Gross unrealized depreciation	(66,222,871)
Net unrealized appreciation (depreciation)	$1,005,276,527
Undistributed long-term capital gains	$58,757,049

As of December 31, 2016, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to Fund redemptions used as distributions and prior year REIT distribution adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $33,424,159, accumulated undistributed net realized gain was charged $33,752,902 and accumulated undistributed net investment income was credited $328,743. Net assets were not affected by this reclassification.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Sold	14,301,692	$1,013,057,140	15,463,473	$1,162,180,840
Issued as reinvestment of dividends and distributions	9,386,259	635,858,193	10,285,411	696,166,863
Redeemed	(25,036,090)	(1,758,272,140)	(26,753,152)	(1,977,796,388)
Net increase (decrease)	(1,348,139)	$(109,356,807)	(1,004,268)	$(119,448,685)

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, was a party to a $50,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement (as applicable), which expired January 22, 2016. The Fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement. As approved by the Board of Directors on December 8, 2015, the Fund did not renew the credit agreement.

During the period January 1, 2016 through January 22, 2016, the Fund did not borrow under the credit agreement.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Non-Diversification Risk: As a "non-diversified" investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund's relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) and to develop and implement a Liquidity Risk Management Program for open-end investment companies (Liquidity) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities domestic and foreign have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund's prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the rule is effective for financial statements filed with the SEC on or after August 1, 2017.

Management is currently evaluating the impact the adoption of this guidance will have on the Fund's financial statements and does not expect any impact to the Fund's net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2016 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the
Cohen & Steers Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Cohen & Steers Realty Shares, Inc. (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2017

COHEN & STEERS REALTY SHARES, INC.

TAX INFORMATION—2016 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $6,920,084. Also, the Fund designates a long-term capital gain distribution of $587,121,050 at the 20% maximum rate and $11,699,782 at the 25% maximum rate. The Fund also designates a short-term capital gain distribution of $20,814,439.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of CSCM since 2003 and CNS since 2004. Prior to that, Chairman of CSCM; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991
Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

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COHEN & STEERS REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark 1965	Director	Until Next Election of Directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
Bonnie Cohen 1942	Director	Until Next Election of Directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001
George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

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COHEN & STEERS REALTY SHARES, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Dean Junkans 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; Formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; Formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015
Richard E. Kroon 1942	Director	Until Next Election of Directors	Former member of Investment Committee, Monmouth University since 2004 to 2016; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001; Formerly, Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

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COHEN & STEERS REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from June 2012 to June 2016; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	22	Since 2015
Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015
Richard J. Norman 1943	Director	Until Next Election of Directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

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COHEN & STEERS REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004
C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014; Formerly, Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	22	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS REALTY SHARES, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
Thomas N. Bohjalian 1965	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Jon Cheigh 1972	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007
Jason Yablon 1979	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2008.	Since 2008
Tina M. Payne 1974	Secretary and Chief Legal Officer	Senior Vice President and Associate General Counsel of CSCM since 2010.	Since 2007
James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015
Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Thomas N. Bohjalian
Vice President

Jon Cheigh
Vice President

Jason Yablon
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRSX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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Annual Report December 31, 2016

Cohen & Steers Realty Shares

CSRSXAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant amended the Code of Ethics during the reporting period to expand on how covered officers should handle conflicts of interest.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark, Gerald J. Maginnis and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark, Mr. Maginnis and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2016	2015
Audit Fees	$50,800	$50,800
Audit-Related Fees	$0	$0
Tax Fees	$6,380	$6,380
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2016	2015
Registrant	$6,380	$6,380
Investment Advisor	$0	$0

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date: March 8, 2017